   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1999
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                          -----------------------------
                            OSHKOSH TRUCK CORPORATION
             (Exact name of registrant as specified in its charter)

           WISCONSIN                                          39-0520270
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

                                  P.O. BOX 2566
                          OSHKOSH, WISCONSIN 54903-2566
                                 (920) 235-9151
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                   -------------------------------------------
                                CHARLES L. SZEWS
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            OSHKOSH TRUCK CORPORATION
                                  P.O. BOX 2566
                          OSHKOSH, WISCONSIN 54903-2566
                                 (920) 235-9151
                     (Name, address, including zip code, and
                     telephone number, including area code,
                              of agent for service)
                   -------------------------------------------
                                   Copies to:

BENJAMIN F. GARMER, III, ESQ.                            JOHN R. SAGAN, ESQ.
      FOLEY & LARDNER                                   MAYER, BROWN & PLATT
777 EAST WISCONSIN AVENUE                              190 SOUTH LASALLE STREET
MILWAUKEE, WISCONSIN 53202                              CHICAGO, ILLINOIS 60603
      (414) 271-2400                                        (312) 782-0600
                         ------------------------------
         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                         ------------------------------
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[X] File No. 333-87149
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) of the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                         ------------------------------
                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                PROPOSED MAXIMUM         PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF            AMOUNT TO BE              OFFERING PRICE         AGGREGATE OFFERING             AMOUNT OF
  SECURITIES TO BE REGISTERED        REGISTERED(1)(2)             PER UNIT (3)               PRICE (3)             REGISTRATION FEE
--------------------------------- ------------------------ --------------------------- ---------------------- ----------------------
Common Stock, $.01 par value,        57,500 shares and
  with attached Preferred Share      38,333.33 rights               $27.3125               $1,570,468.75                $436.60
   Purchase Rights.................
====================================================================================================================================

(1) Includes 7,500 shares of Common Stock issuable upon exercise of an over-allotment option granted to the Underwriters.
(2) Each share of Oshkosh Truck Corporation Common Stock has attached thereto two-thirds of a Preferred Share Purchase Right.
(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933 based upon the average of the high and low prices for Oshkosh Truck Corporation as reported on the Nasdaq National Market on November 18, 1999. The value attributable to the Rights is reflected in the price of the Common Stock.

================================================================================

      THIS REGISTRATION STATEMENT ON FORM S-3 IS BEING FILED BY OSHKOSH TRUCK CORPORATION PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT OF 1933. THE CONTENTS OF REGISTRATION STATEMENT NUMBER 333-87149, INCLUDING AMENDMENT NO. 1 THERETO, ARE HEREBY INCORPORATED HEREIN BY REFERENCE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oshkosh, State of Wisconsin, on this 19th day of November, 1999.

                            OSHKOSH TRUCK CORPORATION


                           By: /s/ Timothy M. Dempsey
                               ----------------------
                               Timothy M. Dempsey
                               Executive Vice President, General Counsel
                               and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                                        Title                                   Date
                 ---------                                        -----                                   ----
Robert G. Bohn*                               President, Chief Executive Officer and                November 19, 1999
                                              Director (Principal Executive Officer)

Charles L. Szews*                             Executive Vice President and Chief Financial          November 19, 1999
                                              Officer (Principal Financial Officer)

Thomas J. Polnaszek*                          Vice President and Controller (Principal              November 19, 1999
                                              Accounting Officer)

J. William Andersen*                          Director                                              November 19, 1999

Daniel T. Carroll*                            Chairman                                              November 19, 1999

General Frederick M. Franks, Jr.*             Director                                              November 19, 1999

Michael W. Grebe*                             Director                                              November 19, 1999

Kathleen J. Hempel*                           Director                                              November 19, 1999

J. Peter Mosling, Jr.*                        Director                                              November 19, 1999

Stephen P. Mosling*                           Director                                              November 19, 1999

Richard G. Sim*                               Director                                              November 19, 1999

*  By: /s/ Timothy M. Dempsey
       ----------------------
       Timothy M. Dempsey
       Attorney-in-Fact

** By power of attorney filed with Registration Statement No. 333-87149

                                  EXHIBIT INDEX

Exhibit
Number                        Exhibit Description

(5.1)       Opinion of Foley & Lardner

(23.1)      Consent of Ernst & Young LLP.

(23.2)      Consent of Larson, Allen, Weishair & Co., LLP.

(23.3)      Consent of Foley & Lardner (contained in Exhibit 5.1).

(24.1)      Power of Attorney (Filed with Registration Statement No. 333-87149).